UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: June 11, 2014

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1445 Ross Avenue, Suite 1400

Dallas, Texas 75202

(Address of principal executive offices, including zip code)

(469) 893-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On June 11, 2014, Tenet Healthcare Corporation (the “Company” or “Tenet”) issued a press release announcing commencement of a private placement offering of $500 million in aggregate principal amount of senior notes. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference. On June 11, 2014, the Company issued a press release announcing the pricing of its offering of senior notes due 2019, which will be issued at a premium of 101.50%. A copy of the press release is attached to this report as Exhibit 99.2 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)           The following exhibits are filed as a part of this Report.

Exhibit No.	Description
99.1	Press release announcing commencement of private placement offering.
99.2	Press release announcing pricing of private placement offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

Date: June 11, 2014
	By:	/s/ Paul Castanon
		Name:	Paul Castanon
		Title:	Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release announcing commencement of private placement offering.
99.2	Press release announcing pricing of private placement offering.